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Exhibit 10.4

FIRST LEASE AMENDMENT

        THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 12th day of April, 2000 (the "Execution Date"), effective as of the 1st day of March, 2000 (the "Effective Date"), by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and GAIAM, INC., a Colorado corporation ("Tenant").

W I T N E S S E T H:

        WHEREAS, Landlord and Tenant entered into a certain lease dated December 16, 1999 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 208,120 square feet of space (the "Leased Premises") located in a building commonly known as World Park at Union Centre, Building No. 8, located at 9107 Meridian Way, Cincinnati, Ohio 45069; and

        WHEREAS, Tenant requested that Landlord make additional tenant finish improvements in the Leased Premises, and Landlord agreed to make such additional tenant finish improvements and to amortize the cost of such tenant finish improvements into the rent; and

        WHEREAS, Landlord and Tenant desire to amend the Minimum Annual Rent and Monthly Rental Installments to include the costs of such tenant finish improvements; and

        WHEREAS, Landlord and Tenant desire to extend the Lease Term; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such amortization, extension, changes and additions to the Lease;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

        1.    Incorporation of Recitals.    The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

        2.    Extension of Lease Term.    The Lease Term is hereby extended through March 31, 2006.

        3.    Amendment of Section 1.01. Basic Lease Provisions and Definitions.    Commencing on the Effective Date, Section 1.01 of the Lease is hereby amended by deleting subsections D, E and G and substituting the following in lieu thereof:

"D.
Minimum Annual Rent:

March 1, 2000—March 31, 2000	$0.00 (1 month)*
April 1, 2000—February 28, 2001	$528,935.00 (11 months)*
March 1, 2001—February 28, 2002	$769,632.00 per year
March 1, 2002—February 28, 2003	$769,632.00 per year
March 1, 2003—February 29, 2004	$769,632.00 per year
March 1, 2004—February 28, 2005	$769,632.00 per year
March 1, 2005—February 28, 2006	$769,632.00 per year
March 1, 2006—March 31, 2006	$64,136.00 (1 month);

E.
Monthly Rental Installments:

March 1, 2000—March 31, 2000	$0.00 (1 month)*
April 1, 2000—February, 28 2001	$48,085.00 per month
March 1, 2001—March 31, 2006	$64,136.00 per month;

*
Tenant's Proportionate Share, Minimum Annual Rent and Monthly Rental Installments through February 28, 2001 (Year 1) are calculated based on 151,360 square feet of the Leased Premises.

G.
Lease Term: Though March 31, 2006;"

          4.    Amendment of Section 2.02. Construction of Tenant Improvements.    Section 2.02 of the Lease is hereby amended by substituting Exhibit B-1, attached hereto and incorporated herein by reference, in lieu of Exhibit B attached to the Lease.

          5.    Tenant's Representations and Warranties.    The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of the Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

          6.    Examination of Amendment.    Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

          7.    Definitions.    Except as otherwise provided herein, the capitalized terms used in the Amendment shall have the definitions set forth in the Lease.

          8.    Incorporation.    This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the Execution Date, effective as of the Effective Date.

WITNESSES:	LANDLORD:
/s/ STEVE DENISON Steve Denison	DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership
/s/ ANGELA ARBINO Angela Arbino	By:	Duke-Weeks Realty Corporation, its general partner
	By:	/s/ ROBERT D. FESSLER Robert D. Fessler Senior Vice President
WITNESSES:	TENANT:
/s/ JANET MATHEWS Janet Mathews	GAIAM, INC., a Colorado corporation
/s/ CARRIE ULRICH	By:	/s/ MARK LIPIEN
Carrie Ulrich	Printed:	Mark Lipien
	Title:	Vice President

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

        Before me, a Notary Public in and for said County and State, personally appeared Robert D. Fessler, by me known and by me know to be the Senior Vice President of Duke-Weeks Realty Corporation, an Indiana corporation, the general partner of Duke-Weeks Realty Limited Partnership, an Indiana limited partnership, who acknowledged and execution of the foregoing "First Lease Amendment" on behalf of said partnership.

        WITNESS my hand Notarial Seal this 12th day of April, 2000.

(NOTARY SEAL)	/s/ ROSE ANDRIACCO Notary Public Rose Andriacco Notary Public, State of Ohio My Commission Expires March 8, 2005 My County of Residence: Clermont.
STATE OF COLORADO	)
) SS:
COUNTY OF BOULDER	)

        Before me, a Notary Public in and for said County and State, personally appeared Mark Lipien, by me known and by me known to be the Vice President of Gaiam, Inc., a Colorado corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

        WITNESS my hand Notarial Seal this 8th day of March, 2000.

/s/ CHELLI L. SMITH Notary Public Chelli L. Smith Notary Public, State of Colorado My Commission Expires April 12, 2000 My County of Residence: Boulder.

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  Exhibit 10.4